UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 9, 2011

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 9, 2011, the Board of Directors of GSI Group, Inc. (the “Company”) determined that the 2011 Annual Meeting of Shareholders will be held on May 11, 2011. Shareholders of record at the close of business on April 6, 2011 will be entitled to notice of and to vote at the meeting. The upcoming meeting is more than 30 days before the anniversary of the Company’s last annual meeting of shareholders. The deadline for shareholders to timely submit to the Company proposals to be considered for inclusion in the Company’s proxy statement for the upcoming annual meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is March 21, 2011. Proposals should be directed to the attention of Anthony Bellantuoni, GSI Group Inc., 125 Middlesex Turnpike, Bedford, Massachusetts 01730.

Item 9.01. Financial Statement and Exhibits

(d) Exhibits:

99.1 Press Release, dated March 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: March 11, 2011	By:	/s/ John Roush
John Roush
Chief Executive Officer

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